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                         SBL FUND PROSPECTUS SUPPLEMENT
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SBL FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


                         SUPPLEMENT DATED MARCH 15, 2000
                        TO PROSPECTUS DATED JULY 23, 1999
                        AS SUPPLEMENTED FEBRUARY 1, 2000


UNDER THE SECTION "SERIES' PRINCIPAL INVESTMENT STRATEGIES" ADD THE FOLLOWING INFORMATION FOR SERIES A (GROWTH SERIES), SERIES B (GROWTH-INCOME SERIES) AND SERIES Y (SELECT 25 SERIES):

The Series also may invest a portion of its assets in options and futures contracts which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

FOR SERIES A (GROWTH SERIES) AND SERIES Y (SELECT 25 SERIES) ADD:

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

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INDEX-BASED   INVESTMENTS,   such  as  S&P  Depositary  Receipts  (SPDRs),  hold
substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500.
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FOR SERIES S (SOCIAL AWARENESS SERIES) ADD:

The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with Series' social criteria.

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The DOMINI 400 SOCIAL INDEXSM (DSI) is a market  capitalization-weighted  common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.
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FOR SERIES X, THE DESCRIPTION OF THE MARKET  CAPITALIZATION  OF THE COMPANIES IN
WHICH THE SERIES MAY INVEST IS REVISED TO READ AS FOLLOWS:

The Series pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of companies in the Russell 2000 Growth Index at the time of purchase.

UNDER THE SECTION "MAIN RISKS," SUBSECTION "OPTIONS AND FUTURES" THE REFERENCE TO "EXCEPT SERIES A" IS REMOVED.

EFFECTIVE  MARCH  7,  2000,  TERRY A.  MILBERGER  ASSUMED  PORTFOLIO  MANAGEMENT
RESPONSIBILITIES FOR SERIES B (GROWTH-INCOME SERIES), REPLACING MICHAEL A. PETERSON. MR. PETERSON'S BIOGRAPHICAL INFORMATION APPEARING UNDER THE HEADING "PORTFOLIO MANAGERS" IS REMOVED AND MR. MILBERGER'S BIOGRAPHICAL INFORMATION UNDER THE SAME HEADING IS REPLACED WITH THE FOLLOWING INFORMATION:

TERRY A. MILBERGER, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Growth Series) since 1989 and has managed Series B (Growth-Income Series) since March 2000. He has been the lead manager of Series Y (Select 25 Series) since its inception in May 1999. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.